Exhibit 99.1

            Harleysville Group Reports First Quarter 2004 Results

    HARLEYSVILLE, Pa., April 30 /PRNewswire-FirstCall/ -- Harleysville Group Inc. (Nasdaq: HGIC) today reported diluted net income of $0.55 per share in the first quarter of 2004. The company had a diluted net loss of $0.11 per share in the first quarter of 2003. Realized investment gains amounted to $0.27 per share in the first quarter of 2004, compared to a $0.01 per share realized loss in the first quarter of 2003. There was no material reserve development in the first quarter of 2004. In 2003, the company's first quarter earnings were reduced by $0.43 per share after tax due to a workers compensation reserve adjustment.
    The company reported diluted operating income of $0.28 per share for the first quarter of 2004, compared to a diluted operating loss of $0.10 per share in the same period of 2003. Operating income is a non-GAAP financial measure defined by the company as net income excluding after-tax realized gains and losses on investments.
    "We have improved our financial performance, but we're just getting started," commented Michael L. Browne, Harleysville Group's chief executive officer. "We are significantly sharpening our focus on four areas - underwriting, claims, service to agents and policyholders, and productivity - the cornerstones of our business that have the greatest impact on our near-term performance and position us well for sustainable growth and profitability in the future."
    Harleysville Group's overall statutory combined ratio* was 107.2 percent in the first quarter of 2004, compared to 115.4 percent in the first quarter of 2003. In 2003, the workers compensation reserve adjustment added 10.0 points to the combined ratio.
    First quarter net written premiums were $206.0 million in the first quarter of 2004, compared to $215.3 million in 2003.
    First quarter pretax investment income increased 1 percent to $21.6 million, while after-tax investment income rose 2 percent to $16.8 million. Operating cash flow for the first quarter was $11.2 million.

    Commercial lines   Net written premiums in commercial lines declined 1
percent in the first quarter of 2004 to $168.2 million. The commercial lines statutory combined ratio was 104.7 percent in the first quarter of 2004, versus 114.1 percent in the first quarter of 2003. In 2003, the workers compensation reserve adjustment added 13.4 points to the quarter's commercial lines statutory combined ratio.

    Personal lines   Harleysville Group's personal lines statutory combined
ratio was 116.2 percent in the first quarter of 2004, versus 119.3 percent during the first quarter of 2003. In 2003, higher catastrophe losses contributed to the higher statutory combined ratio. Net written premiums were down 15 percent to $37.8 million in the first quarter of 2004.

    Outlook   "I am very encouraged by our core strengths - a strong balance sheet, a great franchise, a solid and loyal network of independent agents, and employees who every day are engaged in active dialogue with me on ways to improve the fundamentals of our business," said Browne. "We are looking at our business and executing our strategy in a new and much more disciplined way. I am confident we will restore our company to its past high levels of financial performance."

    Webcast   The company will host a live Webcast today, Friday, April 30,
2004, at 9:00 a.m. (ET) to discuss its first quarter results. The Webcast will be available from the Investors section of the company's Web site
(www.harleysvillegroup.com) and will be archived on the Web site until April 30, 2005.

    GAAP and non-GAAP financial measures   The company uses a non-GAAP
financial measure called "operating income" that management believes is useful to investors because it illustrates the performance of normal, ongoing operations, which is important in understanding and evaluating the company's financial condition and results of operations. While this measure is utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income. Therefore, a reconciliation of this non-GAAP financial measure to the U.S. GAAP financial measure of net income is provided following the Consolidated Statements of Income contained in this release. Management also uses operating income for goal setting, determining employee and senior management compensation, and evaluating performance.

    Corporate profile   Harleysville Insurance is a premier provider of
insurance products and services for small businesses and individuals, and ranks among the top 60 U.S. property/casualty insurance groups based on net written premiums. Harleysville Mutual Insurance Company owns 57 percent of Harleysville Group Inc. (Nasdaq: HGIC), a publicly traded holding company for nine regional property/casualty insurance companies collectively rated A- (Excellent) by A.M. Best Company. Harleysville Insurance, which distributes its products exclusively through independent insurance agencies, currently operates in 32 eastern and Midwestern states. Further information can be found on the company's Web site at www.harleysvillegroup.com.

    * "Statutory combined ratio" is a non-GAAP measure of underwriting profitability and is based on numbers determined under statutory accounting practices as filed with state insurance regulators. It is the sum of the ratio of losses to premiums earned plus the ratio of underwriting expenses to premiums written. A ratio of less than 100 percent indicates underwriting profitability.

    Certain of the statements contained herein (other than statements of historical facts) are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. These forward-looking statements are subject to change and uncertainty that are, in many instances, beyond the company's control and have been made based upon management's expectations and beliefs concerning future developments and their potential effect on Harleysville Group Inc. There can be no assurance that future developments will be in accordance with management's expectations so that the effect of future developments on Harleysville Group will be those anticipated by management. Actual financial results including premium growth and underwriting results could differ materially from those anticipated by Harleysville Group depending on the outcome of certain factors, which may include changes in property and casualty loss trends and reserves; catastrophe losses; the insurance product pricing environment; changes in applicable law; government regulation and changes therein that may impede the ability to charge adequate rates; changes in accounting principles; performance of the financial markets; fluctuations in interest rates; availability and price of reinsurance; and the status of the labor markets in which the company operates.


                                      Harleysville Group Inc. and Subsidiaries
    FINANCIAL HIGHLIGHTS                               Quarter ended March 31
    (in thousands, except per share data)                  2004          2003
    OPERATING RESULTS
    Diluted earnings (loss) per common
     share:
            Operating income (loss)*                      $0.28        ($0.10)
            Realized gains (losses), net
             of tax                                        0.27         (0.01)
            Net income (loss)                             $0.55        ($0.11)
    Cash dividend per common share                        $0.17        $0.165

    FINANCIAL CONDITION                 March 31, 2004     December  31, 2003
    Assets                                  $2,681,227             $2,680,389
    Shareholders' equity                      $590,059               $572,747
             Per common share                   $19.69                 $19.16




    CONSOLIDATED STATEMENTS OF INCOME                Quarter ended March 31
    (LOSS)
    (in thousands, except per share data)             2004              2003
    REVENUES:
    Premiums earned                               $206,948          $198,829
    Investment income, net of investment
     expense                                        21,642            21,447
    Realized investment gains (losses)              12,488              (433)
    Other income                                     4,564             4,520
             Total revenues                        245,642           224,363
    LOSSES AND EXPENSES:
    Losses and loss settlement expenses            151,110           163,759
    Amortization of deferred policy
     acquisition costs                              50,688            48,317
    Other underwriting expenses                     19,638            18,557
    Interest expense                                 1,577             1,394
    Other expenses                                   1,419             1,211
            Total expenses                         224,432           233,238
    Income (loss) before income taxes               21,210            (8,875)
             Income taxes (benefit)                  4,717            (5,635)
    Net income (loss)                              $16,493           ($3,240)
    Weighted average number of shares
     outstanding:
             Basic                              29,960,760        29,987,316
             Diluted                            30,048,135        29,987,316
    Per common share:
             Basic earnings  (loss)                  $0.55            ($0.11)
             Diluted earnings (loss)                 $0.55            ($0.11)

    RECONCILIATION TO OPERATING INCOME
     (LOSS) :
    Net income (loss)                              $16,493           ($3,240)
    Less realized investment gains
     (losses), net of taxes                          8,117              (282)
    Operating income  (loss)                        $8,376           ($2,958)

     These financial figures are unaudited.
     * Operating income is a non-GAAP financial measure defined by the company as net income excluding after-tax realized gains and losses on investments.


                                      Harleysville Group Inc. and Subsidiaries
    CONSOLIDATED BALANCE SHEETS
    (in thousands, except share data)       March 31, 2004*  December 31, 2003
    ASSETS
    Investments:
            Fixed maturities:
                 Held to maturity, at
                  amortized cost (fair
                  value $490,469                  $460,615           $439,613
                      and $467,485)
                 Available for sale, at
                  fair value (amortized
                  cost $1,160,672                1,233,870          1,246,019
                      and $1,183,158)
            Equity securities, at fair
             value (cost $108,599 and
             $97,189)                              142,705            137,590
            Short-term investments, at
             cost, which approximates
             fair value                             68,691             31,411
                 Total investments               1,905,881          1,854,633
    Cash                                             1,782             13,430
    Premiums in course of collection               138,258            140,674
    Reinsurance receivable                         178,020            164,841
    Accrued investment income                       21,220             23,086
    Deferred policy acquisition costs               98,884             99,033
    Prepaid reinsurance premiums                    29,781             30,899
    Property and equipment, net                     23,095             23,824
    Deferred income taxes                           40,801             43,020
    Securities lending collateral                  186,570            221,454
    Other assets                                    56,935             65,495
                 Total assets                   $2,681,227         $2,680,389
    LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities:
            Unpaid losses and loss
             settlement expenses                $1,251,877         $1,219,977
            Unearned premiums                      435,842            437,883
            Accounts payable and accrued
             expenses                               93,407             91,999
            Securities lending
             obligation                            186,570            221,454
            Debt                                   120,145            120,145
            Due to affiliate                         3,327             16,184
                 Total liabilities               2,091,168          2,107,642
    Shareholders' equity:
            Preferred stock, $1 par
             value; authorized 1,000,000
             shares;
                 none issued
            Common stock, $1 par value,
             authorized 80,000,000
             shares;
                 issued 31,368,464 and
                  31,298,532 shares;
                outstanding 29,970,555
                 and 29,900,623 shares              31,368             31,299
    Additional paid-in capital                     158,062            156,997
    Accumulated other comprehensive
     income                                         63,078             60,450
    Retained earnings                              362,238            350,844
    Deferred compensation                             (200)            (2,356)
    Treasury stock, at cost, 1,397,909
     and 1,000,000 shares                          (24,487)           (24,487)
                 Total shareholders'
                  equity                           590,059            572,747
    Total liabilities and shareholders'
     equity                                     $2,681,227         $2,680,389

     * These financial figures are unaudited.



    SUPPLEMENTARY FINANCIAL ANALYSTS' DATA
                                                     Quarter ended March 31
    (dollars in thousands)                            2004              2003
    Net premiums written*                         $206,026          $215,283
    Statutory surplus *                           $488,264          $493,404

    Pretax investment income                       $21,642           $21,447
    Related federal income taxes                     4,864             4,973
    After-tax investment income                    $16,778           $16,474



    SEGMENT INFORMATION
                                                     Quarter ended March 31
    (dollars in thousands)                            2004              2003
    Revenues:
           Premiums earned:
               Commercial lines                   $162,320          $148,749
               Personal lines                       44,628            50,080
               Total premiums earned               206,948           198,829
           Net investment income                    21,642            21,447
           Realized investment gains
            (losses)                                12,488              (433)
           Other                                     4,564             4,520
           Total revenues                         $245,642          $224,363


    Income (loss) before income taxes :
          Underwriting loss:
              Commercial lines                     ($9,648)         ($28,006)
              Personal lines                        (4,860)           (7,894)
              SAP underwriting loss                (14,508)          (35,900)
          GAAP adjustments                              20             4,096
               GAAP underwriting loss              (14,488)          (31,804)
          Net investment income                     21,642            21,447
          Realized investment gains
           (losses)                                 12,488              (433)
          Other                                      1,568             1,915
          Income (loss) before income
           taxes                                   $21,210           ($8,875)

    Income taxes on net investment income           $4,864            $4,973
    Income tax on remaining loss                      (147)          (10,608)
          Total income taxes (benefit)              $4,717           ($5,635)

    Effective tax rate on:
          Net investment income                      22.5%             23.2%
          Net income                                 22.2%             63.5%

    These financial figures are unaudited.

    * Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP.


                                     Harleysville Group Inc. and Subsidiaries
    STATUTORY DATA BY LINE OF BUSINESS*
                                                      Quarter ended March 31
    (dollars in thousands)                            2004              2003

    Net premiums written:

    Commercial:
          Automobile                               $56,761           $55,243
          Workers' compensation                     26,740            32,773
          Commercial multi-peril                    68,198            64,812
          Other commercial                          16,481            17,709

         Total commercial                         $168,180          $170,537

    Personal:
          Automobile                               $23,201           $29,597
          Homeowners                                12,968            13,472
          Other personal                             1,677             1,677

         Total personal                            $37,846           $44,746

    Total personal and commercial                 $206,026          $215,283


    Combined ratios:

    Commercial:
          Automobile                                103.1%             96.0%
          Workers' compensation                     122.9%            192.2%
          Commercial multi-peril                    105.1%             98.8%
          Other commercial                           81.7%             83.8%

         Total commercial                           104.7%            114.1%

    Personal:
          Automobile                                118.3%            117.5%
          Homeowners                                109.3%            124.0%
          Other personal                            147.6%            114.8%

         Total personal                             116.2%            119.3%

    Total personal and commercial                   107.2%            115.4%


    Losses paid                                   $134,060          $128,637

    Net catastrophe losses incurred                 $2,625            $3,649

     These financial figures are unaudited.

     * Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP.

SOURCE  Harleysville Group Inc.
    -0-                             04/30/2004
    /CONTACT: Mark Cummins (Investors), +1-215-256-5025, mcummins@harleysvillegroup.com; or Randy Buckwalter (Media), +1-215-256-5288, rbuckwalter@harleysvillegroup.com, both of Harleysville Group/
    /Web site:  http://www.harleysvillegroup.com /
    (HGIC)

CO:  Harleysville Group Inc.
ST:  Pennsylvania
IN:  INS
SU:  MAV CCA ERN